MERRILL LYNCH
FUNDAMENTAL
GROWTH
FUND, INC.




FUND LOGO





Annual Report

August 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Fundamental
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.


DEAR SHAREHOLDER

Fiscal Year in Review
For the fiscal year ended August 31, 1999, total returns for Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +41.08%, +39.58%, +39.65% and +40.67%, respectively. The total return for the unmanaged Standard & Poor's 500 Index was +39.82% for the same one-year period. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3--5 of this report to shareholders.)

We kept the Fund relatively fully invested during September and October 1998 when many strategists were recommending selling stocks and purchasing bonds. This strategy benefited Fund performance during the fiscal year ended August 31, 1999. Our holdings in the technology, telecommunications services and retailing industries also benefited total returns during the first half of the fiscal year. Companies in these industries that were significant contributors to performance included Cisco Systems, Inc., Wal-Mart Stores, Inc., Intel Corporation, Microsoft Corporation, Compaq Computer Corporation, Dell Computer Corporation, Equant and MCI WorldCom Inc.

In the information processing industry, the Fund's investments in America Online, Inc. and First Data Corporation contributed positively to Fund performance. In addition, CBS Corporation and Clear Channel Communications, Inc., holdings in the broadcasting industry, benefited Fund performance.

At the beginning of the second half of the fiscal year, we significantly reduced our weighting in technology and retailing companies. This move was in response to our concerns about the relatively high valuations of individual stocks and the potential for a deterioration in the outlook for profitable growth for retailers and the profitability of the personal computer business. This decision was a good one, based on the business experience of many of the major companies in these industries and stock price declines since our reduction of these investment weightings. Therefore, the decline in the Fund's weighting of the technology and retailing industries during late January and early February 1999 improved comparative and absolute investment returns until late in the Fund's fourth fiscal quarter.

At that time, it appeared that investors began to perceive a major cyclical improvement in the profitability in the personal computer business and the profit prospects for Intel Corporation and Microsoft Corporation. However, the Fund's performance in the final months of the year was held back by our relatively modest investment exposure to these companies. It also appeared that investors anticipated an acceleration of real economic growth in the US economy during the second half of 1999 and a continuing tightening of monetary policy by the Federal Reserve Board. The Fund's comparative investment performance was penalized during the August quarter as a result of the increase in short-term and long-term interest rates and the negative effect on our significant industry exposures to pharmaceutical, banking and financial companies.

The Fund's leading industry sector at the end of the fiscal year was telecommunications services. There was a significant decline in the prices of AT&T Corp., Sprint Corp. (FONGroup and PCS Group) and MCI WorldCom Inc. during the period. The declines appeared to be in response to the perception that the price competition in the residential off-peak long distance communication market is likely to significantly decrease the profitability of these companies. In our opinion, this segment of the communication service business is relatively insignificant to all of these companies. However, the decline penalized both absolute and comparative performance of the Fund during this period. The recently proposed merger of MCI WorldCom and Sprint has improved the valuation of Sprint's common shares.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999


In Conclusion
We continue to focus our investments on the larger, higher-quality companies in developed economies around the world where we believe the valuations are reasonable relative to the corporate rates of return and prospective above-average growth in earnings.

We thank you for your investment in Merrill Lynch Fundamental Growth Fund, Inc., and we look forward to discussing our investment strategy and outlook with you in our upcoming quarterly report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and Portfolio Manager



October 5, 1999



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Robert C. Doll, Senior Vice President
Lawrence R. Fuller, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.) If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                      12 Month         3 Month       Since Inception
As of August 31, 1999                               Total Return     Total Return      Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*       +41.08%           -1.57%          +199.79%
ML Fundamental Growth Fund, Inc. Class B Shares*       +39.58            -1.84           +185.11
ML Fundamental Growth Fund, Inc. Class C Shares*       +39.65            -1.88           +180.81
ML Fundamental Growth Fund, Inc. Class D Shares*       +40.67            -1.67           +195.79
Standard & Poor's 500 Index**                          +39.82            +1.75        +212.41/+247.33

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are from 10/21/94 for Class A & Class B Shares and from 12/24/92 for Class C & Class D Shares.
**An unmanaged broad-based Index comprised of common stocks. Since inception total returns are from 10/21/94 and from 12/24/92, respectively.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:

                                     10/21/94**       8/99

ML Fundamental Growth Fund, Inc++--
Class A Shares*                       $ 9,475        $28,405

ML Fundamental Growth Fund, Inc++--
Class B Shares*                       $10,000        $28,511

S&P 500 Total Return Index++++        $10,000        $31,241


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:

                                      12/24/92**       8/99

ML Fundamental Growth Fund, Inc.++--
Class C Shares                        $10,000        $28,081

ML Fundamental Growth Fund, Inc.++--
Class D Shares                        $ 9,475        $28,026

S&P 500 Total Return Index++++        $10,000        $34,733

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Fundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.
++++This unmanaged broad-based Index is comprised of common stocks.
    Past performance is not predictive of future performance.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                        +27.42%        +20.73%
Inception (10/21/94)
through 6/30/99                           +28.34         +26.87

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                        +26.09%        +22.09%
Inception (10/21/94)
through 6/30/99                           +27.02         +27.02

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                        +26.10%        +25.10%
Five Years Ended 6/30/99                  +26.71         +26.71
Inception (12/24/92)
through 6/30/99                           +18.52         +18.52

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                        +27.11%        +20.44%
Five Years Ended 6/30/99                  +27.70         +26.33
Inception (12/24/92)
through 6/30/99                           +19.44         +18.46

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



PORTFOLIO INFORMATION (unaudited)


As of August 31, 1999
                                                       Percent of
Ten Largest Holdings                                   Net Assets

General Electric Company                                   4.3%
Cisco Systems, Inc.                                        4.2
Pfizer Inc.                                                3.2
International Business Machines Corporation                3.2
AT&T Corp.                                                 3.1
Merck & Co., Inc.                                          2.9
MCI WorldCom Inc.                                          2.5
Mellon Bank Corporation                                    2.3
Minnesota Mining and Manufacturing
  Company (3M)                                             2.3
America Online, Inc.                                       2.2

                                                       Percent of
Ten Largest Industries                                 Net Assets

Telecommunications                                        11.5%
Pharmaceuticals                                            7.9
Banking & Financial                                        7.7
Communications Equipment                                   7.3
Electrical Equipment                                       6.1
Computers                                                  5.9
Retail--Specialty                                          4.5
Information Processing                                     4.2
Insurance                                                  3.4
Broadcasting--Radio & Television                           3.4



Portfolio Changes for the
Quarter Ended August 31, 1999

Additions

3Com Corporation
Best Buy Co., Inc.
Copper Mountain Networks, Inc.
Duke Energy Corporation
EMC Corporation
General Motors Corporation (Class H)
Mannesmann AG
STMicroelectornics
Sun Microsystems, Inc.
UtiliCorp United Inc.


Deletions

Ameritech Corporation



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS
                                Shares                                                                   Value     Percent of
Industries                       Held                    Stocks                           Cost         (Note 1a)   Net Assets
Advertising                     600,000    The Interpublic Group of Companies,
                                           Inc.                                      $   18,003,596   $   23,775,000    0.7%

Banking & Financial           1,250,000    Bank of America Corporation                   81,132,770       75,625,000    2.1
                              1,200,000    Bank One Corporation                          60,314,384       48,150,000    1.3
                              1,100,000    Citigroup Inc.                                47,249,572       48,881,250    1.4
                              2,500,000    Mellon Bank Corporation                       82,044,620       83,437,500    2.3
                                328,100    State Street Corporation                      19,742,087       19,644,988    0.6
                                                                                     --------------   --------------  ------
                                                                                        290,483,433      275,738,738    7.7

Beverages                       150,000    The Coca-Cola Company                         12,674,176        8,971,875    0.3

Broadcasting--                  445,000  ++AMFM Inc.                                     20,378,648       21,916,250    0.6
Radio & Television              500,000  ++CBS Corporation                               15,516,415       23,500,000    0.7
                                625,000  ++Clear Channel Communications, Inc.            28,637,184       43,789,062    1.2
                              1,200,000  ++Infinity Broadcasting Corp. (Class A)         29,172,154       32,475,000    0.9
                                                                                     --------------   --------------  ------
                                                                                         93,704,401      121,680,312    3.4

Chemicals                       915,000    E.I. du Pont de Nemours and Company           56,444,071       57,988,125    1.6

Communications                  800,000  ++3Com Corporation                              22,107,053       19,800,000    0.6
Equipment                     2,235,000  ++Cisco Systems, Inc.                           81,111,613      151,421,250    4.2
                                125,000  ++Copper Mountain Networks, Inc.                 9,640,112       14,656,250    0.4
                              1,140,000    Lucent Technologies Inc.                      71,795,692       73,031,250    2.0
                                 60,000    Nortel Networks Corporation                    1,566,687        2,463,750    0.1
                                                                                     --------------   --------------  ------
                                                                                        186,221,157      261,372,500    7.3

Computers                       275,000    Compaq Computer Corporation                    9,877,313        6,376,562    0.2
                                140,000  ++Dell Computer Corporation                      3,689,656        6,833,750    0.2
                                615,000  ++EMC Corporation                               36,707,010       36,900,000    1.0
                                900,000    International Business Machines
                                           Corporation                                   77,986,902      112,106,250    3.2
                                600,000  ++Sun Microsystems, Inc.                        44,682,175       47,662,500    1.3
                                                                                     --------------   --------------  ------
                                                                                        172,943,056      209,879,062    5.9

Cosmetics                       125,000    The Gillette Company                           5,897,622        5,828,125    0.2
                                 24,266    International Flavors & Fragrances Inc.        1,157,165          988,839    0.0
                                                                                     --------------   --------------  ------
                                                                                          7,054,787        6,816,964    0.2

Diversified                     240,000    Mannesmann AG                                 35,303,747       36,789,034    1.0
                                860,000    Minnesota Mining and Manufacturing
                                           Company (3M)                                  67,814,465       81,270,000    2.3
                                                                                     --------------   --------------  ------
                                                                                        103,118,212      118,059,034    3.3

Electrical                    1,036,399    Emerson Electric Co.                          67,314,334       64,904,487    1.8
Equipment                     1,350,000    General Electric Company                     116,300,499      151,621,875    4.3
                                 12,133    Honeywell Inc.                                   925,783        1,377,095    0.0
                                                                                     --------------   --------------  ------
                                                                                        184,540,616      217,903,457    6.1

Electronics                      60,000    Intel Corporation                              3,621,831        4,931,250    0.1
                                515,000    STMicroelectronics                            36,890,656       34,170,634    1.0
                                580,000    Texas Instruments Incorporated                39,605,394       47,596,250    1.3
                                                                                     --------------   --------------  ------
                                                                                         80,117,881       86,698,134    2.4


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999

SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                   Value     Percent of
Industries                       Held                    Stocks                           Cost         (Note 1a)   Net Assets
Energy                          300,000    Duke Energy Corporation                   $   17,136,090   $   17,250,000    0.5%
                              1,200,000    El Paso Energy Corporation                    43,940,242       43,875,000    1.2
                              1,230,000    Enron Corp.                                   46,346,675       51,506,250    1.5
                                300,000    UtiliCorp United Inc.                          7,739,456        6,956,250    0.2
                                                                                     --------------   --------------  ------
                                                                                        115,162,463      119,587,500    3.4

Entertainment                 1,350,800  ++AT&T Corp.- Liberty Media Group (Class A)     36,965,511       43,225,600    1.2
                              1,600,000    The Walt Disney Company                       53,960,022       44,400,000    1.3
                                                                                     --------------   --------------  ------
                                                                                         90,925,533       87,625,600    2.5

Financial Services              145,000    American Express Company                      17,082,450       19,937,500    0.6
                                110,000    Federal Home Loan Mortgage Association         6,726,251        5,665,000    0.2
                                167,000    Federal National Mortgage Association         11,812,924       10,374,875    0.3
                                255,000    Franklin Resources, Inc.                      10,974,269        9,164,062    0.2
                                179,975    Morgan Stanley Dean Witter & Co.              17,671,302       15,444,105    0.4
                                900,000    T. Rowe Price Associates, Inc.                33,532,367       27,562,500    0.8
                                                                                     --------------   --------------  ------
                                                                                         97,799,563       88,148,042    2.5

Food Merchandising              700,000    Albertson's, Inc.                             36,430,547       33,556,250    1.0
                                800,000  ++The Kroger Co.                                19,038,228       18,500,000    0.5
                                175,000  ++Safeway Inc.                                   8,673,652        8,148,438    0.2
                                                                                     --------------   --------------  ------
                                                                                         64,142,427       60,204,688    1.7

Foods                            75,000    ConAgra, Inc.                                  1,834,821        1,837,500    0.1
                                 60,665    Wm. Wrigley Jr. Company                        4,533,973        4,750,828    0.1
                                                                                     --------------   --------------  ------
                                                                                          6,368,794        6,588,328    0.2

Home Furnishings                532,500    Ethan Allen Interiors Inc.                    18,274,523       15,542,344    0.4

Hotels                          175,000    Marriott International, Inc. (Class A)         5,813,048        5,993,750    0.2

Household Products               40,000    Colgate-Palmolive Company                      1,579,466        2,140,000    0.1
                                170,000    Kimberly-Clark Corporation                     9,050,070        9,679,375    0.2
                                100,000    The Procter & Gamble Company                   9,031,820        9,925,000    0.3
                                415,178    Unilever NV (NY Registered Shares)            33,048,654       28,595,385    0.8
                                                                                     --------------   --------------  ------
                                                                                         52,710,010       50,339,760    1.4

Information                     870,000  ++America Online, Inc.                          44,277,005       79,441,875    2.2
Processing                      800,000    First Data Corporation                        31,802,221       35,200,000    1.0
                                700,000  ++General Motors Corporation (Class H)          38,971,720       36,050,000    1.0
                                                                                     --------------   --------------  ------
                                                                                        115,050,946      150,691,875    4.2

Insurance                       400,000    Aetna Inc.                                    35,231,699       31,100,000    0.8
                                500,000    American International Group, Inc.            44,604,335       46,343,750    1.3
                              1,000,000    The Hartford Financial Services
                                           Group, Inc.                                   57,609,421       45,437,500    1.3
                                                                                     --------------   --------------  ------
                                                                                        137,445,455      122,881,250    3.4

Medical Technology            1,000,000    Abbott Laboratories                           49,813,219       43,375,000    1.1
                                200,000  ++Boston Scientific Corporation                  8,240,285        6,787,500    0.2
                                 40,000  ++Guidant Corporation                            1,502,734        2,347,500    0.1
                                 24,266    Johnson & Johnson                              1,280,674        2,481,199    0.1
                                                                                     --------------   --------------  ------
                                                                                         60,836,912       54,991,199    1.5


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999

SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                   Value     Percent of
Industries                       Held                    Stocks                           Cost         (Note 1a)   Net Assets
Oil Services                    750,000    Baker Hughes Incorporated                 $   26,540,410   $   25,500,000    0.7%
                                180,000    Diamond Offshore Drilling, Inc.                7,377,740        6,885,000    0.2
                                560,000    Schlumberger Limited                          35,762,012       37,380,000    1.1
                                                                                     --------------   --------------  ------
                                                                                         69,680,162       69,765,000    2.0

Pharmaceuticals                 200,000  ++Amgen Inc.                                    10,188,692       16,625,000    0.4
                                700,000    Bristol-Myers Squibb Company                  46,707,014       49,262,500    1.4
                              1,550,000    Merck & Co., Inc.                             98,285,712      104,140,625    2.9
                              3,000,000    Pfizer Inc.                                  107,359,858      113,250,000    3.2
                                                                                     --------------   --------------  ------
                                                                                        262,541,276      283,278,125    7.9

Photography                     500,000    Eastman Kodak Company                         36,758,097       36,718,750    1.0

Pollution Control               200,000    Waste Management, Inc.                         9,741,420        4,362,500    0.1

Publishing                      165,450    Gannett Co., Inc.                             11,654,521       11,240,259    0.3

Restaurants                     200,000    McDonald's Corporation                         6,091,574        8,275,000    0.2

Retail--Specialty                85,000  ++Abercrombie & Fitch Co. (Class A)              3,777,226        2,964,375    0.1
                                270,000  ++Best Buy Co., Inc.                            19,086,219       18,967,500    0.5
                                950,000    CVS Corporation                               37,995,549       39,603,125    1.1
                                 75,000    The Gap, Inc.                                  1,893,863        2,934,375    0.1
                                652,120    Lowe's Companies, Inc.                        31,758,566       29,508,430    0.8
                              1,000,000  ++Staples, Inc.                                 21,922,629       21,687,500    0.6
                                115,000  ++Tommy Hilfiger Corporation                     4,204,609        3,902,812    0.1
                              1,900,000    Walgreen Co.                                  43,100,122       44,056,250    1.2
                                                                                     --------------   --------------  ------
                                                                                        163,738,783      163,624,367    4.5

Retail--Stores                  290,000    The TJX Companies, Inc.                        9,244,591        8,373,750    0.2
                              1,100,000    Wal-Mart Stores, Inc.                         32,058,099       48,743,750    1.4
                                                                                     --------------   --------------  ------
                                                                                         41,302,690       57,117,500    1.6

Semiconductors                  270,000  ++Applied Materials, Inc.                       15,324,793       19,170,000    0.5

Software--                       40,000  ++Microsoft Corporation                          3,107,500        3,700,000    0.1
Computer                      2,000,000    SAP AG (Systeme, Anwendungen,
                                           Produkte in der Datenverarbeitung)
                                           (ADR)(a)                                      67,634,962       66,000,000    1.9
                                                                                     --------------   --------------  ------
                                                                                         70,742,462       69,700,000    2.0

Telecommunications            2,450,000    AT&T Corp.                                   130,128,547      110,250,000    3.1
                                100,000    Cable & Wireless PLC (ADR)(a)                  4,001,353        3,462,500    0.1
                                660,000  ++Equant (NY Registered Shares)                 50,567,661       58,121,250    1.6
                                300,000    GTE Corporation                               19,076,206       20,587,500    0.6
                              1,200,000  ++MCI WorldCom Inc.                             82,164,585       90,825,000    2.5
                              1,770,000    Sprint Corp. (FON Group)                      60,820,578       78,543,750    2.2
                                150,000  ++Sprint Corp. (PCS Group)                       3,217,275        8,962,500    0.3
                                200,000    Vodafone AirTouch PLC (ADR)(a)                36,451,120       40,112,500    1.1
                                                                                     --------------   --------------  ------
                                                                                        386,427,325      410,865,000   11.5

Toys                            303,325    Mattel, Inc.                                  11,546,515        6,464,614    0.2

Travel & Lodging                820,000    Carnival Corporation                          28,916,041       36,643,750    1.0

                                           Total Stocks                               3,084,300,719    3,328,702,402   93.1



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999

SCHEDULE OF INVESTMENTS (concluded)
                                 Face                                                                    Value     Percent of
                                Amount           Short-Term Securities                    Cost         (Note 1a)   Net Assets
Commercial                  $20,000,000    CSW Credit Inc., 5.16% due 9/02/1999      $   19,997,133   $   19,997,133    0.6%
Paper*                       53,852,000    General Motors Acceptance Corp.,
                                           5.56% due 9/01/1999                           53,852,000       53,852,000    1.5
                             25,000,000    Metropolitan Life Insurance Company,
                                           5.16% due 9/14/1999                           24,953,417       24,953,417    0.7
                             25,000,000    Newell Rubbermaid Inc., 5.18% due
                                           9/10/1999                                     24,967,625       24,967,625    0.7
                                           Xerox Capital (Europe) Plc:
                             25,000,000      5.15% due 9/07/1999                         24,978,542       24,978,542    0.7
                             39,668,000      5.20% due 9/09/1999                         39,622,161       39,622,161    1.1
                                                                                     --------------   --------------  ------
                                                                                        188,370,878      188,370,878    5.3

US Government                              Federal Home Loan Mortgage Corporation:
Agency                       25,000,000      5.01% due 9/03/1999                         24,993,042       24,993,042    0.7
Obligations*                 30,000,000      5.04% due 9/09/1999                         29,966,400       29,966,400    0.8
                                                                                     --------------   --------------  ------
                                                                                         54,959,442       54,959,442    1.5

                                           Total Short-Term Securities                  243,330,320      243,330,320    6.8

Total Investments                                                                    $3,327,631,039    3,572,032,722   99.9
                                                                                     ==============
Other Assets Less Liabilities                                                                              4,561,171    0.1
                                                                                                      --------------  ------
Net Assets                                                                                            $3,576,593,893  100.0%
                                                                                                      ==============  ======


 ++Non-income producing security.
(a)American Depositary Receipts (ADR).
  *Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

   See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of August 31, 1999
Assets:             Investments, at value (identified cost--$3,327,631,039) (Note 1a)                     $3,572,032,722
                    Cash                                                                                          76,770
                    Receivables:
                      Capital shares sold                                                $    7,799,839
                      Securities sold                                                         6,338,690
                      Dividends                                                               3,096,254       17,234,783
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                         178,197
                                                                                                          --------------
                    Total assets                                                                           3,589,522,472
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 6,982,055
                      Distributor (Note 2)                                                    2,220,826
                      Investment adviser (Note 2)                                             1,951,364       11,154,245
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,774,334
                                                                                                          --------------
                    Total liabilities                                                                         12,928,579
                                                                                                          --------------

Net Assets:         Net assets                                                                            $3,576,593,893
                                                                                                          ==============

Net Assets          Class A Shares of capital stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $    2,149,025
                    Class B Shares of capital stock, $.10 par value, 100,000,000
                    shares authorized                                                                          9,641,207
                    Class C Shares of capital stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,475,108
                    Class D Shares of capital stock, $.10 par value, 100,000,000
                    shares authorized                                                                          3,654,835
                    Paid-in capital in excess of par                                                       2,994,979,554
                    Undistributed realized capital gains on investments--net                                 320,292,481
                    Unrealized appreciation on investments--net                                              244,401,683
                                                                                                          --------------
                    Net assets                                                                            $3,576,593,893
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $472,464,457 and 21,490,246
                             shares outstanding                                                           $        21.99
                                                                                                          ==============
                    Class B--Based on net assets of $2,000,535,125 and 96,412,066
                             shares outstanding                                                           $        20.75
                                                                                                          ==============
                    Class C--Based on net assets of $307,987,490 and 14,751,077
                             shares outstanding                                                           $        20.88
                                                                                                          ==============
                    Class D--Based on net assets of $795,606,821 and 36,548,352
                             shares outstanding                                                           $        21.77
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999

FINANCIAL INFORMATION (continued)
Statement of Operations for the Year Ended August 31, 1999
Investment Income   Dividends (net of $639,070 foreign withholding tax)                                   $   25,344,880
(Notes 1d & 1e):    Interest and discount earned                                                              12,307,215
                                                                                                          --------------
                    Total income                                                                              37,652,095
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $   16,601,840
                    Account maintenance and distribution fees--Class B (Note 2)              14,704,773
                    Account maintenance and distribution fees--Class C (Note 2)               2,424,280
                    Transfer agent fees--Class B (Note 2)                                     1,954,212
                    Account maintenance fees--Class D (Note 2)                                1,465,704
                    Registration fees (Note 1f)                                                 823,600
                    Transfer agent fees--Class D (Note 2)                                       659,039
                    Transfer agent fees--Class A (Note 2)                                       406,885
                    Transfer agent fees--Class C (Note 2)                                       334,630
                    Reorganization expenses                                                     315,378
                    Printing and shareholder reports                                            228,248
                    Accounting services (Note 2)                                                143,457
                    Custodian fees                                                              126,876
                    Professional fees                                                           125,133
                    Directors' fees and expenses                                                 48,217
                    Pricing fees                                                                  4,013
                    Other                                                                        32,970
                                                                                         --------------
                    Total expenses                                                                            40,399,255
                                                                                                          --------------
                    Investment loss--net                                                                      (2,747,160)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      323,402,058
(Loss) on             Foreign currency transactions--net                                       (250,114)     323,151,944
Investments &                                                                            --------------
Foreign             Change in unrealized appreciation/depreciation on
Currency            investments--net                                                                         223,488,173
(Notes 1b,                                                                                                --------------
1c, 1e & 3):        Net Increase in Net Assets Resulting from Operations                                  $  543,892,957
                                                                                                          ==============


                    See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999

FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets


                                                                                         For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                            1999             1998
Operations:         Investment loss--net                                                 $   (2,747,160)  $   (2,856,129)
                    Realized gain on investments--net                                       323,151,944       53,073,187
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        223,488,173     (107,454,701)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                              543,892,957      (57,237,643)
                                                                                         --------------   --------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                (9,138,117)      (8,425,794)
(Note 1g):            Class B                                                               (28,020,289)     (34,969,855)
                      Class C                                                                (5,194,883)     (10,532,443)
                      Class D                                                                (7,743,304)      (8,909,959)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                         (50,096,593)     (62,838,051)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                          1,985,425,196      810,929,738
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase in net assets                                          2,479,221,560      690,854,044
                    Beginning of year                                                     1,097,372,333      406,518,289
                                                                                         --------------   --------------
                    End of year                                                          $3,576,593,893   $1,097,372,333
                                                                                         ==============   ==============

                    See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999

FINANCIAL INFORMATION (continued)
Financial Highlights
                                                                                          Class A++++
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      Oct. 21, 1994++
                                                                            For the Year Ended August 31,     to Aug. 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998      1997     1996       1995
Per Share           Net asset value, beginning of period              $  16.19   $  17.37  $  13.60  $  11.66   $   9.99
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                               .13        .07       .07       .07         --+++++
                      Realized and unrealized gain on
                      investments and foreign currency
                      transactions--net                                   6.37       1.09      4.95      2.13       1.98
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      6.50       1.16      5.02      2.20       1.98
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                      (.70)     (2.34)    (1.25)     (.26)      (.31)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  21.99   $  16.19  $  17.37  $  13.60   $  11.66
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  41.08%      6.37%    39.24%    19.02%     20.55%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .81%       .87%      .99%     1.12%      1.46%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .60%       .37%      .47%      .51%       .02%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $472,464   $167,133  $ 62,049  $ 47,048   $ 21,288
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  52.72%     40.27%    94.38%    82.10%     80.41%
                                                                      ========   ========  ========  ========   ========

                                                                                          Class B++++
The following per share data and ratios have been derived                                                     For the Period
from information provided in the financial statements.                                                       Oct. 21, 1994++
                                                                            For the Year Ended August 31,      to Aug. 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998      1997     1996        1995
Per Share           Net asset value, beginning of period            $    15.39   $  16.69  $  13.14  $  11.40   $   9.85
Operating                                                           ----------   --------  --------  --------   --------
Performance:          Investment loss--net                                (.08)      (.11)     (.09)     (.07)      (.09)
                      Realized and unrealized gain on
                      investmentsand foreign currency
                      transactions--net                                   6.05       1.05      4.79      2.07       1.95
                                                                    ----------   --------  --------  --------   --------
                    Total from investment operations                      5.97        .94      4.70      2.00       1.86
                                                                    ----------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                      (.61)     (2.24)    (1.15)     (.26)      (.31)
                                                                    ----------   --------  --------  --------   --------
                    Net asset value, end of period                  $    20.75   $  15.39  $  16.69  $  13.14   $  11.40
                                                                    ==========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  39.58%      5.21%    37.95%    17.68%     19.60%+++
Return:**                                                           ==========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.83%      1.88%     2.02%     2.16%      2.48%*
Net Assets:                                                         ==========   ========  ========  ========   ========
                    Investment loss--net                                 (.41%)     (.64%)    (.59%)    (.54%)     (.95%)*
                                                                    ==========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)        $2,000,535   $641,688  $216,636  $116,641   $ 63,748
Data:                                                               ==========   ========  ========  ========   ========
                    Portfolio turnover                                  52.72%     40.27%    94.38%    82.10%     80.41%
                                                                    ==========   ========  ========  ========   ========

                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.
                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999

FINANCIAL INFORMATION (concluded)
Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.                                     Class C++
                                                                                 For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998       1997     1996       1995
Per Share           Net asset value, beginning of year                $  15.45   $  16.72  $  13.14  $  11.40   $   9.96
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment loss--net                                (.09)      (.11)     (.09)     (.07)      (.09)
                      Realized and unrealized gain on
                      investments and foreign currency
                      transactions--net                                   6.10       1.05      4.79      2.07       1.84
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      6.01        .94      4.70      2.00       1.75
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                      (.58)     (2.21)    (1.12)     (.26)      (.31)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  20.88   $  15.45  $  16.72  $  13.14   $  11.40
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  39.65%      5.19%    37.90%    17.68%     18.28%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.83%      1.89%     2.02%     2.15%      2.44%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                 (.43%)     (.63%)    (.58%)    (.57%)     (.88%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $307,988   $130,652  $ 74,732  $ 54,052   $ 44,220
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  52.72%     40.27%    94.38%    82.10%     80.41%
                                                                      ========   ========  ========  ========   ========

The following per share data and ratios have been derived
from information provided in the financial statements.                                    Class D++
                                                                                For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of year                $  16.06   $  17.27  $  13.54  $  11.64   $  10.09
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income(loss)--net                         .08        .02       .03       .03       (.01)
                      Realized and unrealized gain on
                      investmentsand foreign currency
                      transactions--net                                   6.31       1.09      4.93      2.13       1.87
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      6.39       1.11      4.96      2.16       1.86
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                      (.68)     (2.32)    (1.23)     (.26)      (.31)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  21.77   $  16.06  $  17.27  $  13.54   $  11.64
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  40.67%      6.08%    38.90%    18.70%     19.15%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.05%      1.11%     1.24%     1.37%      1.65%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income(loss)--net                          .36%       .12%      .17%      .24%      (.10%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $795,607   $157,899  $ 53,101  $ 22,892   $ 13,231
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  52.72%     40.27%    94.38%    82.10%     80.41%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,431,782 have been reclassified between undistributed net realized capital gains and accumulated net investment loss and $315,378 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion and .60% of net assets in excess of $1.5 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance   Distribution
                                       Fee           Fee

Class B                                .25%          .75%
Class C                                .25%          .75%
Class D                                .25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                              $   871       $  6,376
Class D                              $67,018       $979,257


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999


For the year ended August 31, 1999, MLPF&S received contingent deferred sales charges of $1,984,060 and $72,553 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $336,235 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, FDS, PSI, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1999 were $2,821,043,967 and $1,265,984,993, respectively.

Net realized gains (losses) for the year ended August 31, 1999 and net unrealized gains as of August 31, 1999 were as follows:

                                    Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments             $323,411,848    $ 244,401,683
Short-term investments                  (9,790)              --
Foreign currency
transactions                          (250,114)              --
                                  ------------    -------------
Total                             $323,151,944    $ 244,401,683
                                  ============    =============


As of August 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $244,298,487, of which $377,290,800 related to appreciated securities and $132,992,313 related to depreciated securities. At August 31, 1999, the aggregate cost of investments for Federal income tax purposes was $3,327,734,235.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $1,985,425,196 and $810,929,738 for the years ended August 31, 1999 and August 31, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                        16,482,160   $ 342,447,904
Shares issued to shareholders
in reinvestment of
distributions                         321,175       5,813,284
Shares issued resulting from
reorganization                        473,544       8,961,244
                                   ----------   -------------
Total issued                       17,276,879     357,222,432
Shares redeemed                    (6,109,276)   (131,189,396)
                                   ----------   -------------
Net increase                       11,167,603   $ 226,033,036
                                   ==========   =============


Class A Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                        10,150,522   $ 184,644,940
Shares issued to shareholders
in reinvestment of
distributions                         492,245       8,166,345
                                   ----------   -------------
Total issued                       10,642,767     192,811,285
Shares redeemed                    (3,891,720)    (70,428,026)
                                   ----------   -------------
Net increase                        6,751,047   $ 122,383,259
                                   ==========   =============


Class B Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                        68,982,103  $1,395,097,045
Shares issued to shareholders
in reinvestment of
distributions                       1,508,070      25,968,991
Shares issued resulting from
reorganization                      2,156,337      38,818,026
                                   ----------  --------------
Total issued                       72,646,510   1,459,884,062
Automatic conversion
of shares                          (1,056,963)    (20,611,014)
Shares redeemed                   (16,882,536)   (340,776,855)
                                   ----------  --------------
Net increase                       54,707,011  $1,098,496,193
                                   ==========  ==============


Class B Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                        33,050,643  $  574,031,375
Shares issued to shareholders
in reinvestment of
distributions                       2,042,041      32,448,035
                                   ----------  --------------
Total issued                       35,092,684     606,479,410
Automatic conversion
of shares                            (100,555)     (1,730,013)
Shares redeemed                    (6,270,855)   (107,964,345)
                                   ----------  --------------
Net increase                       28,721,274  $  496,785,052
                                   ==========  ==============


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                         9,035,252  $  183,385,732
Shares issued to shareholders
in reinvestment of
distributions                         273,509       4,739,909
Shares issued resulting from
reorganization                         82,042       1,486,191
                                   ----------  --------------
Total issued                        9,390,803     189,611,832
Shares redeemed                    (3,093,540)    (62,175,064)
                                   ----------  --------------
Net increase                        6,297,263  $  127,436,768
                                   ==========  ==============


Class C Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                         5,075,475  $   88,126,487
Shares issued to shareholders
in reinvestment of
distributions                         592,391       9,454,545
                                   ----------  --------------
Total issued                        5,667,866      97,581,032
Shares redeemed                    (1,683,540)    (28,971,978)
                                   ----------  --------------
Net increase                        3,984,326  $   68,609,054
                                   ==========  ==============


Class D Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                        20,333,829  $  428,555,461
Automatic conversion of
shares                              1,012,397      20,611,014
Shares issued to shareholders
in reinvestment of
distributions                         397,154       7,132,878
Shares issued resulting from
reorganization                     11,158,555     209,477,356
                                   ----------  --------------
Total issued                       32,901,935     665,776,709
Shares redeemed                    (6,187,633)   (132,317,510)
                                   ----------  --------------
Net increase                       26,714,302  $  533,459,199
                                   ==========  ==============


Class D Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                         8,037,460  $  146,003,016
Automatic conversion of
shares                                 96,623       1,730,013
Shares issued to shareholders
in reinvestment of
distributions                         485,816       8,011,110
                                   ----------  --------------
Total issued                        8,619,899     155,744,139
Shares redeemed                    (1,860,036)    (32,591,766)
                                   ----------  --------------
Net increase                        6,759,863  $  123,152,373
                                   ==========  ==============



5. Acquisition of Merrill Lynch Fund for
Tomorrow, Inc.:
On November 23, 1998, the Fund acquired all of the net assets of Merrill Lynch Fund for Tomorrow, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 16,839,346 shares of common stock of Merrill Lynch Fund for Tomorrow, Inc. for 13,870,478 shares of common stock of the Fund. Merrill Lynch Fund for Tomorrow, Inc.'s net assets on that date of $258,742,817, including $78,845,551 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $1,775,138,303.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 1999

<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
Merrill Lynch Fundamental Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Fundamental Growth Fund, Inc., including the schedule of investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Fundamental Growth Fund, Inc. at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.


Ernst & Young LLP
MetroPark, New Jersey
October 4, 1999
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes all per share distributions paid by Merrill Lynch Fundamental Growth Fund, Inc. during its taxable year ended August 31, 1999:

Record               Payable        Qualifying           Federal          Non-Qualifying         Total            Long-Term
Date                   Date      Ordinary Income    Obligation Interest   Ordinary Income    Ordinary Income     Capital Gains*
Class A Shares
11/12/98             11/18/98        $.080224            $.000025             $.205220           $.285469          $.414261

Class B Shares
11/12/98             11/18/98        $.054171            $.000017             $.138573           $.192761          $.414261

Class C Shares
11/12/98             11/18/98        $.045951            $.000014             $.117547           $.163512          $.414261

Class D Shares
11/12/98             11/18/98        $.074015            $.000023             $.189338           $.263376          $.414261


*This entire distribution is subject to the 20% tax rate.

The qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.